                       MASTER SERVICES AGREEMENT NO. * * *

                                     BETWEEN

                         SYNCHRONOSS TECHNOLOGIES, INC.

                                       AND

                              CINGULAR WIRELESS LLC

                                       FOR

                                    SERVICES


                                       1
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

Services

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                                                Agreement Number

                                TABLE OF CONTENTS

ARTICLE I - PREAMBLE.......................................................    3
   1.1    Preamble and Effective Date......................................    3
   1.2    Scope of Agreement...............................................    3

ARTICLE II - DEFINITIONS...................................................    3

ARTICLE III - General Clauses..............................................    4
   3.1    Affiliate........................................................    4
   3.2    Amendments and Waivers...........................................    4
   3.3    Assignment.......................................................    5
   3.4    Cancellation and Termination.....................................    5
   3.5    Compliance with Laws.............................................    5
   3.6    Conflict of Interest.............................................    6
   3.7    Construction and Interpretation..................................    6
   3.8    Cumulative Remedies..............................................    6
   3.9    Delivery, Performance and Acceptance.............................    6
   3.10   Entire Agreement.................................................    7
   3.11   Force Majeure....................................................    7
   3.12   Governing Law....................................................    7
   3.13   Indemnity........................................................    7
   3.14   Information......................................................    8
   3.15   Infringement of Third Party Intellectual Property Rights.........    9
   3.16   Insurance........................................................    9
   3.17   Dispute Resolution...............................................   10
   3.18   Invoicing and Payment............................................   11
   3.19   Licenses and Patents.............................................   11
   3.20   Limitation of Liability..........................................   11
   3.21   * * *............................................................
   3.22   Minority/Woman/Disabled Veteran-owned Business Enterprises
          ("MBE/WBE/DVBE") (and Appendices)................................   12
   3.23   Non-Exclusive Market.............................................   12
   3.24   Notices..........................................................   12
   3.25   Publicity........................................................   13
   3.26   Records and Audits...............................................   13
   3.27   Severability.....................................................   14
   3.28   Survival of Obligations..........................................   14


                                       i
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

Services

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                             AGREEMENT NO. * * *

   3.29   Taxes............................................................   14
   3.30   Term of Agreement................................................   14
   3.31   Warranty.........................................................   14
   3.32   Work Orders......................................................   15

ARTICLE IV - SPECIAL TERMS.................................................   16
    4.1   Access...........................................................   16
    4.2   Background Check.................................................   17
    4.3   Independent Contractor ..........................................   18
    4.4   Work Done By Others. ............................................   17
    4.5   Cingular Corporate Information Security Policy, Compliance by
          Business Partners, Vendors, Contractors..........................   18


                                       ii
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

ARTICLE I - PREAMBLE

1.1  PREAMBLE AND EFFECTIVE DATE

This Master Services Agreement ("Agreement") effective as of September 1, 2005 ("Effective Date"), is between SYNCHRONOSS TECHNOLOGIES, INC., on behalf of itself its subsidiaries and it's Affiliates (as defined below) a Delaware corporation with offices at 1525 Valley Center Parkway, Bethlehem, Pennsylvania 18017 (hereinafter referred to as "Supplier"), and CINGULAR WIRELESS LLC, a Delaware limited liability company, having an office and place of business at *
* *, on behalf of itself and its Affiliates (hereinafter referred to as "CINGULAR"), each of which may be referred to in the singular as "Party" or in the plural as "Parties."

1.2  SCOPE OF AGREEMENT

During the term of this Agreement, CINGULAR may authorize Supplier to perform work as specified in orders ("Orders") issued by CINGULAR to Supplier. Supplier will be subject to the terms and conditions contained in each Order and Supplier will perform those services in accordance with the terms of the Order and this Agreement. Pricing shall be based on those rates negotiated for each Order.

ARTICLE II - DEFINITIONS

2.1 "AFFILIATE" means (1) a company, whether incorporated or not, which owns, directly or indirectly, a forty percent (40%) interest in either Party (a "parent company"), and (2) a company, whether incorporated or not, in which a five percent (5%) or greater interest is owned, either directly or indirectly, by: (i) either Party or (ii) a parent company.

2.2 "CANCELLATION" means the occurrence by which either Party puts an end to this Agreement or Orders placed under this Agreement for breach by the other, and its effect is the same as that of "Termination" and, except as otherwise provided for herein, the canceling Party also retains any remedy for breach of the whole Agreement or any unperformed balance.

2.3 "INFORMATION" means all ideas, discoveries, concepts, know-how, trade secrets, techniques, designs, Specifications, drawings, sketches, models, manuals, samples, tools, computer programs, technical information, and other confidential business, customer or personnel information or data, whether provided orally, in writing, or through electronic or other means.

2.4 "LIABILITY" means all losses, damages, expenses, costs, penalties, fines and fees, including reasonable attorneys' fees, arising from or incurred in connection with a claim or cause of action related to performance or omission of acts under this Agreement or any Order, including, but not limited to, claims or causes of actions brought by third parties.

2.5 "ORDER" means such purchase orders, work orders, forms, memoranda or other written communications as may be delivered to Supplier for the purpose of ordering Services hereunder.


                                        3
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

2.6 "SERVICE(S)" means any and all labor or service provided in connection with this Agreement or an applicable Order, including, but not limited to, consultation, engineering, installation, removal, maintenance, training, technical support, repair, and programming. The term "Service" shall also include any Material, including any Documentation, provided by Supplier in connection with providing the Services.

2.7 "SPECIFICATIONS" mean (i) Supplier's applicable Specifications and descriptions, including any warranty statements, and (ii) CINGULAR's requirements, Specifications, and descriptions specified in, or attached to, this Agreement or an applicable Order, which shall control over an inconsistency with Supplier's Specifications and descriptions.

2.8 "TERMINATION" means the occurrence by which either Party, pursuant to the provisions or powers of this Agreement or pursuant to laws and regulations, puts an end to this Agreement and/or Orders placed under this Agreement other than for breach. On "Termination" all executory obligations are discharged, but any right based on breach of performance survives except as otherwise provided herein.

2.9 "WORK" means all Material and Services, collectively, that Supplier is supplying pursuant to Orders placed under this Agreement.

ARTICLE III - GENERAL CLAUSES

3.1  AFFILIATE

Supplier agrees that an Affiliate may place Orders with Supplier, which incorporate the terms and conditions of this Agreement, and that the term "CINGULAR" shall be deemed to refer to an Affiliate when an Affiliate places an Order with Supplier under this Agreement. An Affiliate will be responsible for its own obligations, including but not limited to, all charges incurred in connection with such Order. The Parties agree that nothing in this Agreement will be construed as requiring CINGULAR to indemnify Supplier, or to otherwise be responsible, for any acts or omissions of an Affiliate, nor shall anything in this Agreement be construed as requiring an Affiliate to indemnify Supplier, or to otherwise be responsible, for the acts or omissions of CINGULAR.

3.2  AMENDMENTS AND WAIVERS

This Agreement and any Orders placed hereunder may be amended or modified only by a written document signed by the authorized representative of the Party against whom enforcement is sought; provided that CINGULAR may, at any time, make changes to the scope of Work, and Supplier shall not unreasonably withhold or condition its consent. * * * No course of dealing or failure of either Party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right, or condition. A waiver by either Party of any default shall not be deemed a waiver of any other default.


                                        4
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

3.3  ASSIGNMENT

* * * Any attempted assignment or transfer not consented to in writing, except for an assignment to receive money due hereunder, will be void. It is expressly agreed that any assignment of money will be void if (i) the assignor fails to give the non-assigning Party at least thirty (30) days prior written notice, or
(ii) the assignment imposes or attempts to impose upon the non-assigning Party additional costs or obligations in addition to the payment of such money, or
(iii) the assignment attempts to preclude CINGULAR from dealing solely and directly with Supplier in all matters pertaining to this Agreement, or (iv) the assignment denies, alters or attempts to alter any of the non-assigning Party's rights hereunder.

3.4  CANCELLATION AND TERMINATION

a.   Cancellation:

     1. If either Party fails to cure a material default under this Agreement or applicable Order within * * * after written notice, then, in addition to all other rights and remedies, the Party not in default may cancel this Agreement and/or the Order under which the default occurred. * * * Additional provisions for Cancellation of Orders hereunder are set forth in this Agreement.

     2. If Supplier is the Party in default, CINGULAR may Cancel any Orders which may be affected by Supplier's default * * *.

b.   Termination:

     * * * In such event, or if Supplier Cancels this Agreement or any Order as a result of CINGULAR's failure to cure a material default, CINGULAR shall pay Supplier its actual and direct costs incurred to provide the Material and Services ordered by CINGULAR, but no more than a percentage of the Services performed or Material Delivered, less reimbursements. If requested, Supplier agrees to substantiate such costs with proof satisfactory to CINGULAR. In no event shall CINGULAR's Liability exceed the price of any Material or Services ordered hereunder. After the receipt of CINGULAR's payment for any Services, Supplier shall deliver the physical embodiments, if any, of such Services. * * *

c.   Partial Cancellation and Termination:

     Where a provision of this Agreement or the applicable Laws permit CINGULAR to Terminate or Cancel an Order, such Termination or Cancellation may, at CINGULAR's option, be either complete or partial. In the case of a partial Termination or Cancellation, CINGULAR may, at its option, Accept a portion of the Material or Services covered by an Order and pay Supplier for such Material or Services at the unit prices set forth in such Order. The right to cancel an Order shall also include the right to cancel any other related Order.

3.5  COMPLIANCE WITH LAWS

Supplier shall comply with all applicable federal, state, county, and local rules, including, without limitation, all statutes, laws, ordinances, regulations and codes ("Laws"). Supplier's obligation to comply with all Laws includes the procurement of permits, certificates, approvals, inspections and licenses, when needed, in the performance of this Agreement. Supplier further agrees to comply with all applicable Executive and Federal regulations as set forth in "Executive Orders and Federal


                                        5
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

Regulations," a copy of which is attached as Appendix 3.5 and by this reference made a part of this Agreement. Supplier shall defend, indemnify and hold CINGULAR harmless from and against any Liability that may be sustained by reason of Supplier's failure to comply with this Section.

3.6  CONFLICT OF INTEREST

Supplier represents and warrants that no officer, director, employee, or agent of CINGULAR has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from Supplier or any of Supplier's officers, directors, employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

3.7  CONSTRUCTION AND INTERPRETATION

a. The language of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any Party. The Parties agree that this Agreement has been prepared jointly and has been the subject of arm's length and careful negotiation. Each Party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each Party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, the drafting of the language of this Agreement shall not be attributed to either Party.

b. Article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The use of the word "include" shall mean "includes, but is not limited to." The singular use of words shall include the plural and vice versa. Except as otherwise specified, Supplier's price for Material and Services includes the price for all related Material or Services necessary for CINGULAR to use the Material and/or Services for its intended purpose, as well as all other Supplier obligations under this Agreement. All obligations and rights of the Parties are subject to modification as the parties may specifically provide in an Order. "Services" and "Software" shall be treated as "goods" for purposes of applying the provisions of the Uniform Commercial Code ("UCC"). If there is an inconsistency or conflict between the terms in this Agreement and in an Order, the terms in the Order shall take precedence.

3.8  CUMULATIVE REMEDIES

Except as specifically identified as a Party's sole remedy, any rights of Cancellation, Termination, Liquidated Damages or other remedies prescribed in this Agreement, are cumulative and are not exclusive of any other remedies to which the injured Party may be entitled. Neither Party shall retain the benefit of inconsistent remedies.

3.9  DELIVERY, PERFORMANCE AND ACCEPTANCE

Services performed by Supplier shall be deemed to be accepted by CINGULAR when Services are * * *. Payments, including progress payments, if any, shall not be construed as Acceptance of Services performed up to the time of such payments. CINGULAR shall notify Supplier of any Services considered to be unsatisfactory. Supplier shall, * * *, take prompt action to correct such unsatisfactory Services. If such unsatisfactory Services have not been corrected within a reasonable


                                        6
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

time (not to exceed * * *from date of notification), CINGULAR may, in addition to all other rights and remedies provided by law or this Agreement, * * *.

3.10 ENTIRE AGREEMENT

a. The terms contained in this Agreement and in any Orders, including all exhibits, appendices and subordinate documents attached to or referenced in this Agreement or in any Orders, constitute the entire integrated Agreement between Supplier and CINGULAR with regard to the subject matter contained herein. This Agreement supercedes all prior oral and written communications, agreements and understandings of the Parties, if any, with respect hereto. Acceptance of Material or Services, payment or any inaction by CINGULAR, shall not constitute CINGULAR's consent to or Acceptance of any additional or different terms from those stated in this Agreement, except for terms in an Order inserted by CINGULAR and signed by both Parties. Estimates furnished by CINGULAR are for planning purposes only and shall not constitute commitments. Supplier covenants never to contend otherwise.

b. No oral promises or statement have induced either Party to enter into this Agreement, and the Parties agree that the Agreement's express language may only be modified or amended through a subsequent written document signed by the Parties.

3.11 FORCE MAJEURE

a. Neither Party shall be deemed in default of this Agreement or any Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods or strikes ("Force Majeure").

b. If any Force Majeure condition affects Supplier's ability to perform, Supplier shall give immediate notice to CINGULAR, and CINGULAR may elect to either: (i) Terminate the affected Order(s) or any part thereof, (ii) suspend the affected Order(s) or any part thereof for the duration of the Force Majeure condition, with the option to obtain Material and Services to be furnished under such Order(s) elsewhere, * * * or (iii) resume performance under such Order(s) once the Force Majeure condition ceases, with an option in CINGULAR to extend any affected Delivery Date for the length of time that the Force Majeure condition existed. Unless CINGULAR gives written notice within thirty (30) days after being notified of the Force Majeure condition, option (ii) shall be deemed selected.

3.12 GOVERNING LAW

This Agreement and performance hereunder shall be governed by the Laws of the State of * * *, exclusive of its choice of law provisions.

3.13 INDEMNITY

TO THE FULLEST EXTENT PERMITTED BY LAW, SUPPLIER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS CINGULAR AND ITS AFFILIATES (INCLUDING THEIR EMPLOYEES, OFFICERS, DIRECTORS, AGENTS AND CONTRACTORS) AGAINST ANY LIABILITY ARISING FROM OR INCIDENTAL TO SUPPLIER'S OBLIGATIONS UNDER THIS AGREEMENT OR THE


                                        7
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

MATERIAL OR SERVICES PROVIDED BY SUPPLIER, INCLUDING (i) INJURIES TO PERSONS, INCLUDING DEATH OR DISEASE, (ii) DAMAGES TO PROPERTY, INCLUDING THEFT, (iii) SUPPLIER'S FAILURE TO COMPLY WITH ALL LAWS, AND (iv) LIENS ON CINGULAR'S PROPERTY.

b. * * * THIS INDEMNITY SHALL SURVIVE THE DELIVERY, INSPECTION AND ACCEPTANCE OF THE MATERIAL OR SERVICES AND THE CANCELLATION, TERMINATION OR EXPIRATION OF THIS AGREEMENT.

CINGULAR shall notify Supplier within a reasonable period of time of any written claim, demand, notice or legal proceedings ("Claim") for which Supplier may be responsible under this indemnity obligation. A delay in notice shall not relieve Supplier of its indemnity obligation, except to the extent Supplier can show it was prejudiced by the delay.

c. Supplier shall assume, at its expense, the sole defense of the Claim through counsel selected by Supplier and shall keep CINGULAR fully informed as to the progress of such defense. Upon reasonable request of Supplier and at Supplier's expense, CINGULAR shall cooperate with Supplier in the defense of the Claim. At its option and expense, CINGULAR may retain or use separate counsel to represent it, including in-house counsel. Supplier shall maintain control of the defense, except that if the settlement of a Claim would adversely affect CINGULAR, Supplier may settle the Claim as to CINGULAR only with its consent, which consent shall not be withheld or delayed unreasonably. Supplier shall pay the full amount of any judgment, award or settlement with respect to the Claim and all other expenses related to the resolution of the Claim, including costs, interest and reasonable attorneys' fees. If CINGULAR is required to take any action to enforce its indemnity rights under this Agreement, or to assume the defense of any Claim for which it is entitled to receive an indemnity under this Agreement, because of Supplier's failure to promptly assume such defense, then CINGULAR may also recover from Supplier any reasonable attorneys' fees (including cost of in-house counsel at market rates for attorneys of similar experience) and other costs of enforcing its indemnity rights or assuming such defense.

Supplier agrees not to implead or bring any action against CINGULAR or CINGULAR's employees based on any claim by any person for personal injury or death that occurs in the course or scope of employment of such person by Supplier and relates to Supplier's performance under this Agreement.

3.14 INFORMATION

a.   Information furnished by CINGULAR.

     1. Any Information furnished to Supplier in connection with this Agreement, including Information provided under a separate Non-Disclosure prior to executing this Agreement, shall remain CINGULAR's property. Unless such Information was previously known to Supplier free of any obligation to keep it confidential, or has been or is subsequently made public by CINGULAR or a third party, without violating a confidentiality obligation, it shall be kept confidential by Supplier, shall be used only in performing under this Agreement, and may not be used for other purposes, except as may be agreed upon between Supplier and CINGULAR in writing. Supplier is granted no rights or license to such Information. All copies of such Information, in written, graphic or other tangible form, shall be returned to CINGULAR upon the earlier of (i) CINGULAR's request or (ii) upon Termination, Cancellation, or expiration of this Agreement. All copies of such Information in intangible form, such as electronic records, including electronic mail, shall be destroyed upon the earlier of (i) CINGULAR's request or (ii) upon Termination, Cancellation, or expiration of this Agreement,


                                        8
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

          and Supplier shall certify to CINGULAR the destruction of all intangible copies of such Information.

b.   Information furnished by Supplier.

     Any Information furnished to CINGULAR under this Agreement shall remain Supplier's property. * * * If Supplier provides CINGULAR with any proprietary or confidential Information* * *, CINGULAR shall use the same degree of care to prevent its disclosure to others as CINGULAR uses with respect to its own proprietary or confidential Information. * * *

c. Nothing in this Agreement shall prevent either party from disclosing the other party's name or Information pursuant to any court order, lawful requirement of a governmental agency or when disclosure is required by operation of law (including disclosures pursuant to any applicable securities laws and regulations).

3.15 INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS

a. Supplier agrees to defend, indemnify and hold CINGULAR harmless from and against * * *.

b. Supplier agrees to defend or settle, at its' own expense, any action or suit for which it is responsible under this Section. CINGULAR agrees to notify Supplier promptly of any claim of infringement and cooperate in every reasonable way to facilitate the defense. Supplier shall afford CINGULAR, at its own expense and with counsel of CINGULAR's choice, an opportunity to participate on an equal basis with Supplier in the defense or settlement of any such claim.

3.16 INSURANCE

     a. With respect to performance hereunder, and in addition to Supplier's obligation to indemnify, Supplier agrees to maintain, at all times during the term of this Agreement, the following minimum insurance coverages and limits and any additional insurance and/or bonds required by law:

     b. Workers' Compensation insurance with benefits afforded under the Laws of the state in which the Services are to be performed and Employers Liability insurance with minimum limits of $* * * for Bodily Injury-each accident, $* * * for Bodily Injury by disease-policy limits and $* * * for Bodily Injury by disease-each employee.

     c. Commercial General Liability insurance with minimum limits of: $* * * General Aggregate limit; $* * * each occurrence sub-limit for all bodily injury or property damage incurred in any one occurrence; $* *
          * each occurrence sub-limit for Personal Injury and Advertising; $* *
          * Products/Completed Operations Aggregate limit, with a $* * * each occurrence sub-limit for Products/Completed Operations. Fire Legal Liability sub-limits of $300,000 are required for lease agreements.

     d. CINGULAR and its Affiliated companies will be listed as an Additional Insured on the Commercial General Liability policy.

     e. If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $* * * combined single limits per occurrence for bodily injury and property damage, which coverage shall extend to all owned, hired and non-owned vehicles.


                                        9
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

     f. CINGULAR requires that companies affording insurance coverage have a rating of A- or better and a Financial Size Category rating of VIII or better rating, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies.

     g. A certificate of insurance stating the types of insurance and policy limits provided the Supplier must be received prior to commencement of any Work. If a certificate is not received, Supplier hereby authorizes CINGULAR, and CINGULAR may, but is not required to, obtain insurance on behalf of Supplier as specified herein. CINGULAR will either invoice Supplier for the costs incurred to so acquire insurance or will reduce by an applicable amount any amount owed to Supplier.

     h. The cancellation clause on the certificate of insurance will be amended to read as follows:

          "THE ISSUING COMPANY WILL MAIL * * * WRITTEN NOTICE TO THE CERTIFICATE HOLDER PRIOR TO CANCELLATION OR A MATERIAL CHANGE TO POLICY DESCRIBED ABOVE."

     i. The Supplier shall also require all subcontractors performing Work on the project or who may enter upon the work site to maintain the same insurance requirements listed above.

3.17 DISPUTE RESOLUTION

          a. EXCLUSIVE PROCEDURE. Any dispute arising out of or relating to this Agreement shall be resolved in accordance with the procedures specified in this Section 3.17, which, notwithstanding the parties' right to seek injunctive relief, shall be the sole and exclusive procedures for the resolution of any such disputes.

          b. NEGOTIATION BETWEEN EXECUTIVES. Before resorting to other remedies available to them, the parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within * * * after delivery of the notice, the receiving party shall submit to the other a written response. The notice and the response shall include (a) a statement of each party's position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within * * * after delivery of the disputing party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored.

          c. NON-BINDING MEDIATION. If the dispute has not been resolved by negotiation as provided herein, the parties shall endeavor to settle the dispute by mediation under the then current Center for Public Resources ("CPR") Model Procedure for Mediation of Business Disputes. The neutral third party will be selected from the CPR Panel of Neutrals, with the assistance of CPR, unless the parties agree otherwise.

          d. LITIGATION. If a dispute has not been resolved by non-binding means as provided herein within * * * of the initiation of such procedures, either party may initiate litigation;


                                       10
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

               provided, however, that if one party has requested the other to participate in a non-binding procedure and the other has failed to participate, the requesting party may initiate litigation before the expiration of the * * * period.

          e.   CONFIDENTIAL NEGOTIATIONS. All negotiations pursuant to this section 3.17 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

          f. OBLIGATION TO CONTINUE PERFORMANCE. Each party is required to continue to perform its obligations under this contract pending final resolution of any dispute arising out of or relating to this Agreement.

3.18 INVOICING AND PAYMENT

     a. Except as otherwise specified in an Order, Supplier shall render an invoice in duplicate, in arrears on a monthly basis or as otherwise agreed by the Parties. The invoice shall specify in detail (i) Material and/or Services provided, (ii) associated fees, (iii) whether any item is taxable and the amount of tax per item, (iv) shipping charges, and (v) total amount due. The invoice shall also reference the purchase order number and the Order number. CINGULAR shall pay Supplier within * * * of the date of receipt of the invoice in accordance with the prices set forth in this Agreement or in the applicable Order. Payment for Material or Services not conforming to the Specifications, and portions of any invoice in dispute, may be withheld by CINGULAR until such nonconformance or dispute has been resolved. If CINGULAR disputes any invoice rendered or amount paid, CINGULAR shall so notify Supplier. The Parties shall use their best efforts to resolve invoicing and payment disputes expeditiously. * * *

     b. * * * Supplier shall pay any amount due to CINGULAR that is not so applied against Supplier's invoices for any reason to CINGULAR within
          * * * after written demand by CINGULAR.

     c. Supplier agrees to accept standard, commercial methods of payment and evidence of payment obligation including, but not limited to, credit card payments, purchasing card payments, CINGULAR's purchase orders and electronic fund transfers in connection with the purchase of the Material and Services.

3.19 LICENSES AND PATENTS

     No licenses express or implied, under any patents, copyrights, trademarks or other intellectual property rights are granted by CINGULAR to Supplier under this Agreement.

3.20 LIMITATION OF LIABILITY

     In no event shall either party be liable to the other for consequential, incidental, special or punitive damages, or for loss of revenue or profit in connection with the performance or failure to perform this Agreement, regardless of whether such Liability arises from breach of contract, tort or any other theory of Liability. With the exception of indemnity obligations,


                                       11
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

     payment obligations, failure to comply with law, or intentional misconduct, in no event shall either party's direct damages hereunder exceed $* * *.

3.21 * * *

* * *

3.22 MINORITY/WOMAN/DISABLED VETERAN-OWNED BUSINESS ENTERPRISES ("MBE/WBE/DVBE") (AND APPENDICES)

a. Supplier commits to goals for the participation of M/WBE and DVBE firms (as defined in the Section entitled "MBE/WBE/DVBE Cancellation Clause") as follows: * * * MBE PARTICIPATION; * * * WBE PARTICIPATION; and * * * DVBE PARTICIPATION. These goals apply to all annual expenditures by any entity pursuant to this Agreement with Supplier.

b. Supplier MBE/WBE/DVBE participation may be achieved through cost of goods content, contract specific subcontracting or the use of value-added resellers. The participation levels identified above will be renegotiated to comply with any regulatory requirements imposed on CINGULAR.

c. Attached hereto and incorporated herein as Appendix 3.22(a) is Supplier's completed Participation Plan outlining its M/WBE-DVBE goals and specific and detailed plans to achieve those goals. Supplier will submit an updated Participation Plan * * *. Supplier will submit M/WBE-DVBE Results Reports *
     * *, using the form attached hereto and incorporated herein as Appendix 3.22(b). Participation Plans and Results Reports will be submitted to the Prime Supplier Results Manager.

3.23 NON-EXCLUSIVE MARKET

It is expressly understood and agreed that this Agreement does not grant Supplier an exclusive privilege to provide to CINGULAR any or all Material and Services of the type described in this Agreement, nor does it require CINGULAR to purchase or license any Material or Services. It is understood, therefore, that CINGULAR may contract with other manufacturers and suppliers for the procurement or trial of comparable Material and Services and that CINGULAR may itself perform the Services described herein.

3.24 NOTICES

a. Except as otherwise provided in this Agreement or an applicable Order, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and either (i) delivered in person, or (ii) when received, if provided by an overnight or similar delivery service, or (iii) when received, if deposited in the United States Mail, postage prepaid, return receipt requested, and addressed as follows:

     To: Synchronoss Technologies, Inc.
         750 Route 202 South, Sixth Floor
         Bridgewater, NJ 08807
         * * *

         Copy to


                                       12
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

         Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 610 Lincoln Street
         Waltham, Massachusetts 02451
         Attention: * * *, Esq.

     To: Cingular Wireless LLC
         * * *
         * * *
         Attn.: * * *
         * * *

         Copy to

         Cingular Wireless LLC
         * * *
         * * *
         Attn: * * *

b. The address to which notices or communications may be given by either Party may be changed by written notice given by such Party to the other pursuant to this Section.

3.25 PUBLICITY

Supplier shall not use CINGULAR's or its Affiliates' names or any language, pictures, trademarks, service marks or symbols which could, in CINGULAR's judgment, imply CINGULAR's or its Affiliates' identity or endorsement by CINGULAR, its Affiliates or any of its employees in any (i) written, electronic or oral advertising or presentation or (ii) brochure, newsletter, book, electronic database or other written matter of whatever nature, without CINGULAR's prior written consent (hereafter the terms in subsections (i) and (ii) of this Section shall be collectively referred to as "Publicity Matters"). Supplier will submit to CINGULAR for written approval, prior to publication, all Publicity Matters that mention or display CINGULAR's or its Affiliates' names, trademarks or service marks, or that contain any symbols, pictures or language from which a connection to said names or marks may be inferred or implied.

3.26 RECORDS AND AUDITS

Supplier agrees that it will:

a. Maintain complete and accurate records related to the Material and Services provided by Supplier to CINGULAR, including records of all amounts billable to and payments made by CINGULAR in accordance with Generally Accepted Accounting Principles and Practices, uniformly and consistently applied in a format that will permit audit;

b.   Retain such records and reasonable billing detail for a period of at least
     * * * from the date of final payment for Material and Services;

c. Provide reasonable supporting documentation to CINGULAR concerning any disputed invoice amount within * * * after receipt of written notification of such dispute; and,


                                       13
                             PROPRIETARY INFORMATION

The information contained in this Agreement is not for use or disclosure outside
      CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

d. Permit CINGULAR and its authorized representatives to inspect and audit during normal business hours the charges invoiced to CINGULAR. Should CINGULAR request an audit, Supplier will make available any pertinent records and files to CINGULAR during normal business hours at no additional charge.

3.27 SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable, such invalidity or non-enforceability shall not invalidate or render unenforceable any other portion of this Agreement. The entire Agreement will be construed as if it did not contain the particular invalid or unenforceable provision(s), and the rights and obligations of Supplier and CINGULAR will be construed and enforced accordingly.

3.28 SURVIVAL OF OBLIGATIONS

Obligations and rights in connection with this Agreement, which by their nature would continue beyond the Termination, Cancellation or expiration of this Agreement, including, but not limited to, those in the Sections entitled "Compliance with Laws", "Infringement of Third Party Intellectual Property Rights", "Indemnity", "Publicity", "Severability", "Information", "Independent Contractor" and "Warranty" will survive the Termination, Cancellation or expiration of this Agreement.

3.29 TAXES

a. Supplier may invoice CINGULAR the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of Material or provision of Services as separate items, if applicable, listing the taxing jurisdiction imposing the tax. Installation, labor and other non-taxable charges must be separately stated. CINGULAR agrees to pay all applicable taxes to Supplier, which are stated on, and at the time the Material or Service invoice is submitted by Supplier. Supplier agrees to remit taxes to the appropriate taxing authorities. Supplier agrees that it will honor properly prepared retail sales tax exemption certificates, which CINGULAR may submit, pursuant to the relevant Sales/Use tax provisions of the taxing jurisdictions.

3.30 TERM OF AGREEMENT

a. This Agreement is effective on September 1, 2005, and shall continue in effect unless Terminated or Canceled by either party as provided in this Agreement. The Parties may extend the term of this Agreement by mutual agreement in writing.

b. The Termination, Cancellation or expiration of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement had not been Terminated or Canceled.

3.31 WARRANTY

a. Supplier warrants to CINGULAR that any Services provided hereunder will be performed in a first-class, professional manner, in strict compliance with the Specifications, and with the care, skill and diligence, and in accordance with the applicable standards, currently recognized in


                                       14
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

     Supplier's profession or industry. If Supplier fails to meet applicable professional standards, Supplier will, * * *.

b.   Supplier represents and warrants that:

     1. There are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on Supplier's ability to fulfill its obligations under this Agreement;

     2. Supplier will immediately notify CINGULAR if, during the term of this Agreement, Supplier becomes aware of any action, suit, or proceeding, pending or threatened, which may have a material adverse effect on Supplier's ability to fulfill the obligations under this Agreement or any Order;

     3. Supplier has all necessary skills, rights, financial resources, and authority to enter into this Agreement and related Orders, including the authority to provide or license the Material or Services;

     4.   * * *;

     5. No consent, approval, or withholding of objection is required from any entity, including any governmental authority with respect to the entering into or the performance of this Agreement or any Order;

     6. The Material and Services will be provided free of any lien or encumbrance of any kind;

     7. Supplier will be fully responsible and liable for all acts, omissions, and Work performed by any of its representatives, including any subcontractor;

     8. All representatives, including subcontractors, will strictly comply with the provisions specified in this Agreement and any Order; and,

     9. Supplier will strictly comply with the terms of this Agreement or Order, including those specified in any Exhibits or Appendices thereto.

d. All warranties will survive inspection, Acceptance, payment and use. These warranties will be in addition to all other warranties, express, implied or statutory. Supplier will defend, indemnify and hold CINGULAR harmless from and against all Liabilities for a breach of these warranties.

e. If at any time during the warranty period for Services, CINGULAR believes there is a breach of any warranty, CINGULAR will notify Supplier setting forth the nature of such claimed breach. Supplier shall * * *.

f. If a breach of warranty has not been corrected within a commercially reasonable time, or if * * *.

3.32 WORK ORDERS

a. CINGULAR may order Material and Services by submitting Orders in connection with this Agreement. CINGULAR will submit Orders that specify, as a minimum, the following information:


                                       15
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

     1. A description of the Services and/or Material, including any numerical/alphabetical identification referenced in the applicable price list;

     2.   The requested Delivery/Due Date;

     3.   The applicable price(s)/fee(s);

     4. The location to which the Material is to be shipped, or the site where Services will be rendered;

     5.   The location to which invoices are to be sent for payment; and,

     6.   CINGULAR's Order number.

b. The terms in this Agreement shall apply to Orders submitted in connection with this Agreement, and preprinted terms on the back of any Order shall not apply.

ARTICLE IV - SPECIAL TERMS

4.1  ACCESS

a. When appropriate, Supplier shall have reasonable access to CINGULAR's premises during normal business hours, and at such other times as may be agreed upon by the Parties, to enable Supplier to perform its obligations under this Agreement. Supplier shall coordinate such access with CINGULAR's designated representative prior to visiting such premises. Supplier will ensure that only persons employed by Supplier or subcontracted by Supplier will be allowed to enter CINGULAR's premises. If CINGULAR requests Supplier or its subcontractor to discontinue furnishing any person provided by Supplier or its subcontractor from performing Work on CINGULAR's premises, Supplier shall immediately comply with such request. Such person shall leave CINGULAR's premises immediately, and Supplier shall not furnish such person again to perform Work on CINGULAR's premises without CINGULAR's written consent.

b. CINGULAR may require Supplier or its representatives, including employees and subcontractors, to exhibit identification credentials, which CINGULAR may issue to gain access to CINGULAR's premises for the performance of Services. If, for any reason, any Supplier's representative is no longer performing such Services, Supplier shall immediately inform CINGULAR. Notification shall be followed by the prompt delivery to CINGULAR of the identification credentials, if issued by CINGULAR, or a written statement of the reasons why the identification credentials cannot be returned.

c. Supplier shall ensure that its representatives, including employees and subcontractors will, while on or off CINGULAR's premises, will perform Services which (i) conform to the Specifications, (ii) protect CINGULAR's Material, buildings and structures, (iii) do not interfere with CINGULAR's business operations, and (iv) are performed with care and due regard for the safety, convenience and protection of CINGULAR, its employees, and property and in full conformance with the policies specified in the CINGULAR Code of Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon (a copy of the CINGULAR Code of Conduct is available upon request).

d.   * * *


                                       16
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

4.2  BACKGROUND CHECK

Supplier shall conduct a background check for each individual providing Services to CINGULAR on behalf of Supplier to identify whether the individual has been convicted of a felony. Supplier agrees that no individual convicted of a felony will be permitted to provide Services in connection with this Agreement or any order submitted by CINGULAR without CINGULAR's written consent.

4.3  INDEPENDENT CONTRACTOR

Supplier hereby represents and warrants to CINGULAR that:

a. Supplier is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of CINGULAR;

b. Supplier's personnel performing Services shall be considered solely the employees of Supplier and not employees or agents of CINGULAR;

c. Supplier has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing the Services;

d. Supplier is solely responsible for all matters relating to compensation and benefits for all of Supplier's personnel who perform Services. This responsibility includes, but is not limited to, (i) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (ii) all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, social security and Medicare tax laws, and all other payroll tax laws or similar laws with respect to all Supplier personnel providing Services; and,

e. Supplier will indemnify, defend, and hold CINGULAR harmless from all Liabilities, costs, expenses and claims related to Supplier's failure to comply with the immediately preceding paragraph.

4.4  WORK DONE BY OTHERS

If any part of Supplier's Work is dependent upon work performed by others, Supplier shall inspect and promptly report to CINGULAR any defect that renders such other work unsuitable for Supplier's proper performance. Supplier's silence shall constitute approval of such other work as fit, proper and suitable for Supplier's performance of its Work.

4.5 CINGULAR CORPORATE INFORMATION SECURITY POLICY, COMPLIANCE BY BUSINESS PARTNERS, VENDORS, CONTRACTORS

Security Requirements for System or Network Access by Contractors

Contractors must comply with these security requirements ("Requirements") to have access to Cingular's computers, computer peripherals, computer communications networks, computer


                                       17
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

systems/applications/software, network elements and their support systems, and the information stored, transmitted, or processed using these resources ("Information Resources.") "Contractor" means a person or business entity with a written agreement ("Agreement") to perform services for Cingular. "User" means any individual performing services under the Agreement, whether as an employee, approved subcontractor, or agent of Contractor. "Cingular Sponsor" means the Cingular management employee responsible for the oversight of the services provided by Contractor.

These Requirements apply to Contractors and Users performing services on Cingular premises or remotely accessing Cingular infrastructure, systems or applications using Cingular-provisioned client-VPN and to those providing services to Cingular that are hosted external to Cingular premises.

A. COMPLIANCE WITH LAW AND GENERAL POLICY. Contractors must comply with the "CINGULAR CORPORATE INFORMATION SECURITY POLICY" as set forth on Exhibit 1. Contractors must protect Cingular Information Resources and Cingular proprietary or confidential data or information in accordance with the terms and conditions of the Agreement (including any separate confidentiality agreements), and must comply with all applicable international, federal, state, and local laws and regulations related to use of Information Resources and protection of Cingular's data or information. Contractor is responsible for ensuring that all Users it employs or contracts with comply with these Requirements. Additionally, regarding its Users, Contractor shall:

1. Ensure that all Users are covered by a legally binding obligation that protects Cingular's proprietary and confidential information and are briefed on these Requirements.

2. Perform a criminal background check on each User prior to allowing the User to access an Information Resource, and not allow such access if the User has been convicted of or is currently awaiting trial for a felony offense or a misdemeanor related to computer security, theft, fraud or violence.

3. Not subcontract any part of the work under the Agreement whereby a subcontractor will have access to Cingular's Information Resources without written approval of Cingular.

B. AUDITS. Upon at least * * * notice from Cingular, and subject to reasonable security requirements of Contractor, Contractor shall provide Cingular's designated representatives, if under a commercially reasonable nondisclosure agreement with both Cingular and Contractor, with access to and any assistance that it may require with respect to the Contractor's facilities, systems and software for the purpose of performing commercially reasonable tests and audits to determine compliance with these Requirements, including intellectual property audits if applicable, data privacy and security audits, and audits or inspections of the services and related operational processes and procedures, and access to any SAS-70 audits performed during the term of the Agreement. If Contractor is advised that it is not in compliance with any aspect of these Requirements, Contractor shall promptly take actions to comply with the audit findings. If Contractor is substantially in nonconformance with the foregoing, in addition to any remedies that Cingular may have, Contractor shall bear the reasonable cost of a re-audit after Contractor indicates to Sponsor that the audit findings have been remedied. Cingular may audit or inspect any computer hardware or software used by Users in the performance of work for Cingular, and may periodically review or monitor any use of Information Resources by User. Any User using Cingular Information Resources in an inappropriate manner may be subject to removal from the Cingular account, and to any other legal remedies Cingular may have.

C. PRIVACY OF CUSTOMER INFORMATION. Contractor acknowledges that information regarding Cingular's customers and personnel, such as their account information, (including by way of example, name, address, telephone number, credit card information or social security number) ("Customer Information") are subject to certain privacy laws and regulations, as well as the requirements of Cingular. Such Customer Information is to be considered private, sensitive and confidential. Accordingly, with respect to Customer Information, Contractor agrees it shall not:


                                       18
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                            Agreement Number ***

1.Use Customer Information for any purpose except as expressly authorized by Cingular in writing;

2.Disclose Customer Information to any party except as expressly authorized by Cingular in writing;

3. Incorporate Customer Information into any database other than in a database maintained exclusively for the storage of Cingular's Customer Information;

4. Sale, license or lease Customer Information to any other party;

5. Allow access to Customer Information only to those employees of Contractor with a need to know and for use only for the purposes set forth in the Agreement.

D. NOTIFICATION OF SECURITY BREACH. Contractor will immediately notify Cingular Sponsor of any breach of these Requirements, including any breach that allows or could allow a third party to have access to any Customer Information, including but not limited to the following:

     Social Security Number
     Driver License Number
     Home Address
     Credit or debit card numbers
     Date of birth
     Visa / passport number

     Bank account numbers
     Mother's maiden name
     Application PIN or password
     Tax identification number
     Credit information
     Cingular Account Information


                                       19
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                Agreement Number

             E. VISA Cardholder Information Security Program (CISP)

If applicable, Contractor shall adhere to all Payment Card Industry (PCI) Data Security Standard Requirements (VISA), as may be modified, for storing, processing, and transmitting credit card or debit cardholder information on behalf of Cingular Wireless. Security requirements apply to all "system components" which is defined as any network component or server, or application included or connected to the Cingular Customer Cardholder data environment. Network components include, but are not limited to firewalls, switches, routers, wireless access points, network appliances, or other appliances. Servers include, but not limited to, web database, authentication, and DNS mail proxy. Applications include all purchased and custom applications including internal and external web applications.

In the event that Contractor causes harm due to negligence or compromises a Cingular Wireless customer's cardholder information, it shall be liable for all penalties, or expenses incurred as a result of such a compromise.

For detailed information regarding the Visa Cardholder information Security Program, see the following web page:
http://usa.visa.com/business/accepting_visa/ops_risk_management/cisp.html?
ep=v_sym_cisp

To view the Payment Card Industry (PCI) Data Security Program requirements, navigate to "PCI Data Security Standard" and open the PDF.

F. RETURN OR DESTRUCTION OF DATA. At the termination or expiration of the Agreement or when there is no longer a business need or data retention requirement, or at the request of Cingular, and in accordance with all laws, Contractor will either return, or purge and destroy at Cingular's direction, all Cingular data, including Customer Information from Contractor's and User's own information resources, according to Cingular standards, and will notify Cingular when this has been accomplished.

G. CHANGES. These Requirements are subject to change and revision by Cingular from time to time. Cingular is responsible for advising Contractor of any changes. Contractor is responsible for complying with the revised Requirements. If Contractor is unable to comply with the Requirements as revised, it may seek a waiver within a reasonable time following the notification of change.

H. WAIVER AND EFFECT. By accepting these Requirements, Contractor agrees to comply fully with all the Requirements. If Contractor wishes to provide Cingular with services that are not in full compliance with the Requirements, it shall request and negotiate with the Cingular Sponsor a written waiver.

I. REMEDIES. Failure of Contractor to comply with the Requirements may result in Cingular's terminating the Agreement and exercising any other legal rights it may have.

J. CONFLICTS/NON-INTEGRATION. These Requirements are intended to supplement and not replace any written agreements that the Contractor may enter into with Cingular. In the event of a conflict between these Requirements and a signed written agreement between the parties, the signed written agreement shall control. In the event there is a conflict between these Requirement and any oral agreement between the parties, these Requirements shall control.

4.6  OWNERSHIP OF WORK PRODUCT

* * *


                                       20
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

Services

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                Agreement Number

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:

SYNCHRONOSS TECHNOLOGIES, INC.          CINGULAR WIRELESS LLC


By:                                     By:
   ----------------------------------       ------------------------------------
Printed Name:                           Printed Name:
             ------------------------                 --------------------------
Title:                                  Title:
      -------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------


                                       21
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                Agreement Number

                                   Appendix 1

                    EXECUTIVE ORDERS AND FEDERAL REGULATIONS

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws and associated regulations governing performance of this Agreement including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701 and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973, as amended, and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws and associated regulations apply to the Work under this Agreement, and only to that extent, Supplier (also referred to as "Contractor") agrees to comply with the provisions of all such Executive Orders, federal laws, state laws and associated regulations, as now in force or as may be amended in the future, including, but not limited to, the following:

1.   EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT
     CONTRACTORS

     In accordance with 41 C.F.R. Section 60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including, but not limited to, Supplier's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Supplier will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin.

2.   AGREEMENT OF NON SEGREGATED FACILITIES

     In accordance with 41 C.F.R. Section 60-1.8, Supplier agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex or national origin at any of its establishments, and that it does not, and will not, permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, washrooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided that separate or single-user restrooms and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3.   AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

     Supplier agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R. Section 60-1.4(b).


                                       22
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

Services

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                Agreement Number

4.   AGREEMENT OF FILING

     Supplier agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R. Section 60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

     In accordance with 41 C.F.R. Section 60-250.20, and 41 C.F.R. Section 60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

     As   prescribed in 48 C.F.R., Ch. 1, 19.708(a):

     (a) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for systems, assemblies, components and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

     (b) Supplier hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. Supplier further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of Supplier's compliance with this clause.

     (c) As used in this Agreement, the term "small business concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern (i) which is at least fifty-one percent (51%) unconditionally owned by one or more socially and economically disadvantaged individuals, or, in the case of any publicly owned business, at least fifty-one percent (51%) of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (ii) whose management and daily business operations are controlled by one or more such individuals. This term shall also mean a small business concern that is at least fifty-one percent (51%) unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least fifty-one percent (51%) of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. Supplier shall presume that "socially and economically disadvantaged individual" includes Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to Section 8(a) of the Small


                                       23
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                Agreement Number

          Business Act. Supplier shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

     (d) The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least fifty-one percent (51%) owned by one or more women, or, in the case of any publicly owned business, at least fifty-one percent (51%) of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

     (e) Suppliers acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantaged individuals or a small business concern owned and controlled by women.

7.   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING
     PLAN.

     The subcontractor will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.


                                       24
                             PROPRIETARY INFORMATION

    The information contained in this Agreement is not for use or disclosure outside CINGULAR, Supplier, their affiliated companies and their third party representatives, except under written Agreement by the contracting
                                    Parties.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Cingular Wireless LLC                                               RFP SH092801

                                  Appendix 2(a)

                                 PRIME SUPPLIER
                         MBE/WBE/DVBE PARTICIPATION PLAN

PRIME SUPPLIER NAME __________________________

ADDRESS: _____________________________________

TELEPHONE NUMBER: ____________________________

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.   GOALS

     A.   WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

          -    MINORITY BUSINESS ENTERPRISES (MBES) _____________%

          -    WOMEN BUSINESS ENTERPRISES (WBES)    _____________%

          -    DISABLED VETERANS BUSINESS           _____________%
               ENTERPRISES (DVBES)

     B. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT WITH CINGULAR WIRELESS? ______________

     C.   WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES?

          -    MINORITY BUSINESS ENTERPRISES (MBES) _____________

          -    WOMEN BUSINESS ENTERPRISES (WBES) _____________

          -    DISABLED VETERANS BUSINESS _____________
               ENTERPRISES (DVBES)

* SEE MBE/WBE/DVBE CANCELLATION CLAUSE IN AGREEMENT FOR DEFINITIONS OF MBE, WBE, AND DVBE*

2. LIST THE PRINCIPAL GOODS AND/OR SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                       25
                             PROPRIETARY INFORMATION

      The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

DETAILED PLAN FOR USE OF M/WBES-DVBES AS SUBCONTRACTORS, DISTRIBUTORS, VALUE ADDED RESELLERS

For every product and service you intend to use, provide the following information: (Attach additional sheets if necessary)

                                   PRODUCTS
               CLASSIFICATION      /SERVICES
COMPANY NAME   (MBE/WBE/DVBE)   TO BE PROVIDED   $ VALUE   DATE TO BEGIN
------------   --------------   --------------   -------   -------------


3. SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL (S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

4. THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

     -    ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN,

     -    SUBMIT SUMMARY REPORTS, AND

     - COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

NAME: (PRINTED) ________________________________________________________________

TITLE: _________________________________________________________________________

TELEPHONE NUMBER: ______________________________________________________________


AUTHORIZED SIGNATURE:___________________________________________________________


                                       26
                             PROPRIETARY INFORMATION

      The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

DATE: ____________________


                                       27
                             PROPRIETARY INFORMATION

      The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Cingular Wireless LLC                                               RFP SHO92801

                                  Appendix 2(b)

                                    CINGULAR

                       M/WBE-DVBE QUARTERLY RESULTS REPORT

NOTE: Subcontracting & Value Added Reseller Results should reflect ONLY
      M/WBE-DVBE dollars directly traceable to purchases DURING THE REPORT QUARTER.

1. REPORTING COMPANY:                2. CONTRACT/WORK ORDER NUMBER:   3. REPORT QUARTER:

   Name: _________________________      ___________________________   This report reflects the
                                                                      utilization of Minority
   Address: ______________________      (If available)                Business Enterprise/ Woman
   _______________________________                                    Business Enterprise/Disabled
   City, _________________________                                    Veterans Enterprise
   State, ________________________                                    participation for period
   Zip: __________________________                                    through (Please indicate
   Telephone: ____________________                                    dates)


          PARTICIPATION GOAL                                          PARTICIPATION ACHIEVEMENT

4.                                   5.

                                                                      ACTUAL FOR QUARTER

                                                                      MBE   WBE   DVBE
                                                                      ---   ---   ----
                       ANNUAL                Subcontracting Dollars
                 GOAL                           Value Added Reseller  $__   $__   $__
                  MBE   WBE   DVBE           Dollars
                 ----   ---   ----              Total Purchase        $__   $__   $__
   Percent of
   Total
   Purchases      __%   __%    __%


                                       28
                            PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                         9/14/99
                                                                   Rev. 02/26/01

                                                  Agreement Number: _____

                                             Dollars                  $______________
                                             Percentage of Total
                                             Purchases                %__   %__   %__

                          VALUE ADDED RESELLER* RESULTS

*    SUPPLIER WHO PURCHASES PRODUCTS/SERVICES FROM AN ORIGINAL EQUIPMENT
     MANUFACTURER OR OTHER PRIME SUPPLIER FOR RESALE AND PROVIDES ENHANCEMENTS
     OR ADDED VALUE TO THE BASIC PRODUCT. (Attach additional sheets if necessary)

6.                                   Ethnic/Gender:                   Total Dollars:
                                     --------------                   --------------
   Name: ___________________________________________________________________________________________

   Address: ________________________________________________________________________________________

   City, State, Zip: _______________________________________________________________________________

   Telephone: _______________________________

   Goods or Services: ______________________________________________________________________________

                                     Ethnic/Gender:                   Total Dollars:
                                     --------------                   --------------
   Name: ___________________________________________________________________________________________

   Address: ________________________________________________________________________________________

   City, State, Zip: _______________________________________________________________________________

   Telephone: _______________________________

   Goods or Services: ______________________________________________________________________________

                                                  Agreement Number:
   _________________________________________________________________________________________________


                                       29
                            PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                       30
                            PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                         Agreement Number: _____

                                    EXHIBIT 1

It is the policy of Cingular Wireless to take active steps to ascertain any identified or suspected risks to the electronic information and services of the company through the use of, providing external access to, outsourcing to or employment of Contractors. Acceptance of this exhibit provided an explicit assertion of compliance with each of the individual provisions as enumerated within this exhibit.

                        Security Compliance Requirements

* * *


                                       31
                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                         Agreement Number: _____

                                CINGULAR WIRELESS
                                    EXHIBIT B

                    EXECUTIVE ORDERS AND FEDERAL REGULATIONS

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this Agreement, and only to that extent, SUPPLIER (also referred to as "SUPPLIER") agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1.   EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT SUPPLIERS

In accordance with 41 C.F.R. Section 60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, SUPPLIER's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The SUPPLIER will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2.   AGREEMENT OF NON SEGREGATED FACILITIES

In accordance with 41 C.F.R. Section 60-1.8, SUPPLIER agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3.   AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

SUPPLIER agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R. Section 60-1.4(b).

4.   AGREEMENT OF FILING

SUPPLIER agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R. Section 60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

In accordance with 41 C.F.R. Section 60-250.20, and 41 C.F.R. Section 60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.


                                       32
                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                         Agreement Number: _____

6.   EXECUTIVE ORDER 13201 COMPLIANCE

In accordance with 29 C.F.R. Part 470.2(b) the parties incorporate by reference the regulations and contract clauses required by those provisions to be made a part of covered subcontracts and purchase orders and SUPPLIER agrees to comply with the provisions of 29 CFR Part 470.

7. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

     AS   PRESCRIBED IN 48 C.F.R., CH. 1, 19.708(A):

     (A) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime SUPPLIERs establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

     (B) The SUPPLIER hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The SUPPLIER further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the SUPPLIER's compliance with this clause.

     (C) As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The SUPPLIER shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The SUPPLIER shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

     (D) The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

     (E) SUPPLIERs acting in good faith may rely on written representations by their sub-SUPPLIERs regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

8. SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUB-CONTRACTING PLAN. THE SUB-SUPPLIER WILL ADOPT A PLAN SIMILAR TO THE PLAN REQUIRED BY 48 CFR CH. 1 AT 52.219-9.


                                       33
                             PROPRIETARY INFORMATION

The information contained herein is not for use or disclosure outside CINGULAR, supplier, their affiliated and subsidiary companies, and their third party representatives, except under written agreement.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

(CINGULAR RAISING THE BAR(SM) LOGO)

CINGULAR ONLINE
Cingular Online Order Management Center (OMC)
Statement of Work (SOW)
September 1, 2005
Final

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

                                TABLE OF CONTENTS

1.0   INTRODUCTION.........................................................    4
      1.1 GENERAL AGREEMENTS...............................................    4
      1.2 OVERVIEW PROGRAM SCOPE...........................................    4
2.0   SERVICE TERM.........................................................    4
3.0   * * * PROGRAM OBJECTIVES.............................................    5
      3.1 * * * PROCESSING.................................................    5
      3.2 * * * SCOPE......................................................    5
      TABLE 1.0: * * * *...................................................    5
      3.3 * * *............................................................    5
4.0   * * * SOLUTIONS......................................................    6
      4.1 * * *............................................................    6
      4.2 * * *............................................................    6
      4.3 * * *............................................................    6
      4.4 * * *............................................................    6
5.0   * * *................................................................    7
      5.1 * * * REQUIREMENTS...............................................    7
      5.2 SECURE ENVIRONMENT...............................................    7
      5.3 ACCESS SECURITY..................................................    7
      5.4 SECURITY AND PRIVACY.............................................    7
      5.5 ENVIRONMENTAL STANDARDS..........................................    7
      5.6 MONITORING.......................................................    8
      5.7 BACKUPS..........................................................    8
6.0   DISASTER RECOVERY (DR)...............................................    9
      6.1 DR SOLUTION OVERIEW..............................................    9
      6.2 DR SERVICE LEVELS................................................    9
7.0   CINGULAR TERMINATION FOR CONVENIENCE AND BUY-OUT PROVISION...........   10
      7.1 CINGULAR TERMINATION FOR CONVIENENCE.............................   10
      7.2 DEDICATED INFRASTRUCTURE BUYOUT..................................   10
8.0   RELATED DOCUMENTS....................................................   12
9.0   SIGNOFF SHEET........................................................   13

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

1.0  INTRODUCTION

     1.1  GENERAL AGREEMENTS

     This Statement of Work ("SOW") between Cingular Wireless LLC ("Cingular") and Synchronoss Technologies, Inc. ("STI") is governed by the Professional Services Agreement ("PSA") dated September 1, 2005. The parties agree that this SOW confirms and memorializes an agreement with respect to services provided to Cingular by STI commencing April 28, 2003 and replaces and supersedes the Cingular eCommerce Statement of Work dated July 16, 2003 and the "Appendix A: AWS Order Management Center (OMC) SOW", dated July, 2003 as amended in their entirety. As such, the parties agree that the Cingular eCommerce Statement of Work dated July 16, 2003 and the "Appendix A: AWS Order Management Center (OMC) SOW", dated July 2003, as amended, are terminated as of the date hereof, provided, any rights that accrued thereunder prior to the date hereof shall survive termination.

     Defined terms used in this SOW will have the meanings ascribed to them in this SOW or in the PSA. In the event of a conflict between this SOW and the PSA, the terms of the SOW will govern. SOW modifications need to be in writing, as well as mutually agreed upon by both parties.

     1.2  OVERVIEW PROGRAM SCOPE

     The scope of this SOW is to define the work activities, * * * pricing, forecasting process, service level agreements and remedies associated with the Services performed by STI for Cingular's internet organization ("Cingular Online").

     Cingular Online objectives are to streamline the back office management process relating to the sale of wireless telecommunications services by Cingular Online, improve cycle times for such sales, reduce the transaction cost per subscriber and create an exceptional customer experience. This SOW provides Cingular Online with an Application Service Provider ("ASP") solution that enables STI to manage Cingular's business objectives. The Services to be performed by STI under this SOW are as follows:

     CUSTOMER ONLINE ORDER MANAGEMENT CENTER (OMC):

     * * *

     * * *:

          -    * * *


2.0  SERVICE TERM

     The term of this SOW is * * * from the date of signature of this SOW (the "Initial Term"). The SOW will renew in successive additional * * * terms, unless either party provides written notice of non-renewal * * * prior to the date of termination. Any time during the term of this SOW, either party may propose an increase or decrease in the scope of this SOW. In such event, the parties will negotiate in good faith an amendment to this SOW with the revised scope, deliverables, and associated pricing.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

3.0  * * * PROGRAM OBJECTIVES

     The objectives for the Order Management Center ("OMC") are to establish and manage scalable, reliable and flexible center operations. * * * STI is required to closely adhere to all of Cingular's business processes and security standards in performing its * * *Services to ensure a seamless Cingular branded customer experience. * * *

     3.1  * * * PROCESSING

     The primary source of * * * will be generated from Cingular * * *. The goal of the * * * is to consistently deliver against the SLA commitments. The *
     * * operating hours will be * * *. The * * * will operate * * *.

     3.2  * * * SCOPE

     * * * commitments will be adjusted * * *. A * * * forecast will be provided to STI by Cingular on the * * *. The forecast will provide STI with the revised * * *. This data will be utilized to revise the * * * commitments for the * * *. Addendum A describes in detail the forecast methodology.

     TABLE 1.0: PROJECTED * * * 2005*

* * *   * * *   * * *
* * *   * * *   * * *

* The forecast process is defined in Addendum A - Pricing Agreement. SLA and Remedies are defined in Addendum B.

     3.3  * * *

     A key objective of the * * *is to consistently * * *. In order to accomplish this objective, the * * * will * * *. In addition, the * * * agents will * * *. * * *

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

4.0  * * * SOLUTIONS

     4.1 * * *

     * * *

     4.2 * * *

         * * *

     4.3 * * *

     * * *

     4.4 * * *

     * * *

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

     5.0  * * * HOSTING

     The objective of hosting the * * * is to provide Cingular with a * * *. The costs identified in this SOW are based upon STI standard pricing. Significant deviations from the STI systems architecture that exists on the Effective Date could impact the cost and schedule for the * * *effort. In addition to * * *, STI will provide * * * support for this environment. * *
     * services are defined in Addendum D * * * Operations Management Document.

     5.1  HOSTING REQUIREMENTS

     STI will provide and maintain * * *.

     STI will provide to Cingular a list of all hardware, software, and equipment located at STI's premises that will be used to perform the Services required under this SOW. STI shall provide sufficient hardware, software and equipment to ensure * * *% availability of the Services. Subject to Cingular's payment of the fees set forth in Section 7.2, Cingular shall own the hardware and equipment purchased by STI to fulfill its obligations under this SOW (the "Dedicated Infrastructure").

     5.2  SECURE ENVIRONMENT

     The premises, hardware, and application must be accessible only to authorized personnel. * * *

     5.3  ACCESS SECURITY

     Access control is achieved via a combination of access control * * *.

     5.4  SECURITY AND PRIVACY

     In the event STI receives Cingular Data (as defined in the PSA), STI may not use such Cingular Data for any purpose other than the fulfillment of STI's obligations of this SOW. STI may not provide such Cingular Data to any third-party for any reason, unless specifically authorized in writing by Cingular; provided, however, if STI is required to produce such Cingular Data to comply with any legal, regulatory, law enforcement or similar requirements or investigations, STI may do so after providing Cingular i) prior written notice of its intent to produce the Cingular Data and ii) an opportunity to seek a protective order or similar mechanism to prevent disclosure as Cingular deems necessary. STI shall comply with any other Cingular security or privacy requirements in effect at any time during the term of this SOW. * * *. At a minimum, STI will undertake the following measures to ensure the security of all Cingular Data and other Cingular information:

     * * *

     5.5  ENVIRONMENTAL STANDARDS

     Any hardware required to perform the Services under this SOW will be protected from damage by:

     * * *

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

     5.6  MONITORING

     The following monitoring tools and practices will be provided by STI.

     * * *

     5.7  BACKUPS

     Data and applications will be automatically backed up * * *. * * *

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

6.0  DISASTER RECOVERY (DR)

     STI will provide a disaster recovery solution for the all Services required under this SOW that enables rapid restoration of all functions of the system in event of a long-term service disruption to * * *. This section provides an overview of the infrastructure required to support the disaster recovery solution as well as the service levels associated with the solution.

     6.1  DR SOLUTION OVERIEW

     STI will * * * provide a highly available system that can restore the * * * system to * * *. * * *

     A * * * will be implemented to ensure that * * *.

     6.2  DR SERVICE LEVELS

     The following service levels are associated with the DR solution:

          -    Service restoration time: * * *

          -    System performance level: * * *

          -    System SLA's: * * *

     NOTE: This solution will rely on the implementation of a dedicated, private circuit (e.g. friends net connection) between STI's Bridgewater, NJ office and Cingular's Bothell, WA facility.

          -    DR test will be performed * * *.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

7.0  CINGULAR TERMINATION FOR CONVENIENCE AND BUY-OUT PROVISION

     In the event Cingular desires to terminate the SOW prior to the end of its term, Cingular may exercise its right for Termination for Convenience as described in Section 7.1. In addition, STI may provide transition services subject to a mutually agreeable SOW that may include the following terms:

          1. Specific key milestones and dates in which Cingular can exercise the right to migrate all or part of the * * *.

          2. Identification of the work effort needed and the related costs to establish a mutually acceptable SOW to help transition the production environment to Cingular.

     7.1  CINGULAR TERMINATION FOR CONVIENENCE

          1. If Cingular or STI terminates for convenience with less than * * *notice, Cingular or Synchronoss (whichever party terminates) will pay the other a termination fee equal to * * *% of * * * (the "Termination Fee").

          2.   In the case of a termination by Cingular, * * *.

     7.2  DEDICATED INFRASTRUCTURE BUYOUT

          1. Upon any termination of the PSA or this SOW prior to expiration of the Initial Term, Cingular may, at its discretion, pay the applicable Buyout Fee set forth in Table 2 below in exchange for ownership of the Dedicated Infrastructure (if Cingular elects not to pay the Buyout Fee, then STI shall retain ownership of the Dedicated Infrastructure). At the end of the * * *of the Term of the Agreement, ownership of the Dedicated Infrastructure will automatically vest in Cingular without further action.

               TABLE 2: BUYOUT FEE*

* * *   BUYOUT
-----   ------
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

* * *   BUYOUT
-----   ------
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *
* * *   $* * *

* The Buyout Fee in this table is in addition to the Termination Fee defined in paragraph 1 and 2 of section 7.1.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

8.0  RELATED DOCUMENTS

     1.   Addendum A - * * * Pricing Agreement doc

     2.   Addendum B - * * * SLA and Remedies doc

     3.   Addendum C - Cingular Master Professional Services Agreement (PSA)

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

9.0  SIGNOFF SHEET

     IN WITNESS WHEREOF, this Agreement is executed by the duly authorized representatives of the Parties.

SYNCHRONOSS TECHNOLOGIES, INC.          SYNCHRONOSS TECHNOLOGIES, INC.


Signature:                              Signature:
           --------------------------              -----------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------


CINGULAR                                CINGULAR


Signature:                              Signature:
           --------------------------              -----------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

CINGULAR                                CINGULAR


Signature:                              Signature:
           --------------------------              -----------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                        (C) 2005 Synchronoss Technologies Inc
                        Synchronoss Technologies, Inc Confidential & Proprietary

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

(CINGULAR RAISING THE BAR(SM) LOGO)

CINGULAR ONLINE
Cingular Online Order Management Center (OMC)
Addendum A - Pricing Agreement
September 1, 2005
Final


CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                    (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

                                TABLE OF CONTENTS

1.0 * * * Pricing Schedule.................................................    3
   1.1 * * * Service Fee...................................................    3
   1.2 Cingular Online Order Mangement Center (OMC) - * * * Service Fees...    4
   1.3 Cingular Online Order Management Center (OMC) - * * * Service Fees..    5
   1.4 Cingular Online Order Management Center (OMC) - * * * Service Fees..    6
2.0 Forecasting............................................................    7
   2.1 * * * Forecast......................................................    7
   2.2 * * * Forecast......................................................    7
3.0 Pricing Assumptions....................................................    8
4.0 Travel and Living Expenses.............................................   10

CONFIDENTIAL TREATMENT REQUESTED


7/01/05                              Page 2

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.0  * * * PRICING SCHEDULE

     This section of the SOW provides the * * * service fees associated with the Agreement. The service fees in this SOW go into effect on the Effective Date of the Agreement. Modifications to any of the prices herein need to be in writing, and mutually agreed upon by both parties.

     1.1  * * * SERVICE FEE

     Table 1 represents the * * * fee for the * * *. The * * * fee is applied to every * * *.

     TABLE 1: * * * SERVICE FEE

                    TIERED
                   GATEWAY
                   SERVICE
SERVICE FEE TYPE    FEE ID   SERVICE CHARGE   * * * FEE
----------------   -------   --------------   ---------
      * * *          *T1          * * *         $* * *
     SERVICE          T2          * * *         $* * *
       FEE            T3          * * *         $* * *

*    T = * * *Service Fee

1. The * * * Service Fee assumes * * * may contain a maximum of * * * of service per * * *. * * *

2.   The * * * Price applies to all * * * in that tier. * * *

3. * * * Notwithstanding anything herein to the contrary, if the initial or final period of the term of the Agreement does not span an entire * * *, the * * * shall be a prorated * * * based on the * * *.

CONFIDENTIAL TREATMENT REQUESTED


7/01/05                              Page 3

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.2 CINGULAR ONLINE ORDER MANGEMENT CENTER (OMC) - * * * SERVICE FEES

Table 3 represents the service fees associated with * * *.

TABLE 3: OMC * * * SERVICE FEES:

                                                              * * * Fees
                                         -----------------------------------------------------
SERVICE                                       * * *             * * *         * * *
  FEE     CINGULAR   SERVICE   SERVICE   ---------------   ---------------   ------
 TYPE      SYSTEM     FEE ID    CHARGE    * * *    * * *    * * *    * * *    * * *      SLA
-------   --------   -------   -------   ------   ------   ------   ------   ------   --------
 * * *      * * *    ** * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
            * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
 * * *      * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
            * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
 * * *      * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
            * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
 * * *      * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
            * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
 * * *      * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
            * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
 * * *      * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
            * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
 * * *      * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B
 * * *      * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   * * *
            * * *     * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   * * *
 * * *                * * *     * * *    $* * *   $* * *   $* * *   $* * *   $* * *   Addendum
                                                                                          B

*    O = * * * Fees in * * *

**   TBD = To Be Determined when sufficient data is available

***  * * *

CONFIDENTIAL TREATMENT REQUESTED


7/01/05                             Page 4

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.3 CINGULAR ONLINE ORDER MANAGEMENT CENTER (OMC) - * * * SERVICE FEES

Table 4 represents the service fees associated with * * *

TABLE 4: OMC * * * SERVICE FEE

                                                                   * * *FEES
                                              ---------------------------------------------------
                                                   * * *             * * *             * * *
                   SERVICE                    ---------------   ---------------   ---------------
SERVICE FEE TYPE    FEE ID   SERVICE CHARGE    * * *    * * *    * * *    * * *    * * *    * * *
----------------   -------   --------------   ------   ------   ------   ------   ------   ------
      * * *         ** * *        * * *        * * *    * * *   $* * *   $* * *    * * *    * * *
                     * * *        * * *        * * *    * * *   $* * *   $* * *    * * *    * * *
      * * *          * * *        * * *        * * *    * * *   $* * *   $* * *    * * *    * * *
                     * * *        * * *        * * *    * * *   $* * *   $* * *    * * *    * * *
      * * *          * * *        * * *        * * *    * * *   $* * *   $* * *    * * *    * * *
                     * * *        * * *        * * *    * * *   $* * *    * * *    * * *    * * *
      * * *          * * *        * * *        * * *    * * *   $* * *    * * *    * * *    * * *
      * * *          * * *        * * *        * * *    * * *    * * *    * * *    * * *    * * *
      * * *          * * *        * * *        * * *    * * *   $* * *    * * *    * * *    * * *
      * * *          * * *        * * *        * * *    * * *    * * *    * * *    * * *    * * *
      * * *          * * *        * * *        * * *    * * *    * * *    * * *    * * *    * * *
      * * *          * * *        * * *       $* * *   $* * *   $* * *   $* * *   $* * *   $* * *

*    B = * * *

CONFIDENTIAL TREATMENT REQUESTED


7/01/05                             Page 5

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.4 CINGULAR ONLINE ORDER MANAGEMENT CENTER (OMC) -* * * SERVICE FEES

Table 5 represents the service fees associated for * * *.

TABLE 5: * * * FEES

                                                                   * * *FEES
                                              ---------------------------------------------------
                                                   * * *             * * *             * * *
                   SERVICE                    ---------------   ---------------   ---------------
SERVICE FEE TYPE    FEE ID   SERVICE CHARGE   * * *    * * *    * * *    * * *    * * *    * * *
----------------   -------   --------------   ------   ------   ------   ------   ------   -----
      * * *         * * *         * * *       $* * *    * * *   $* * *    * * *   $* * *    * * *
      * * *         * * *         * * *       $* * *    * * *   $* * *    * * *   $* * *    * * *
      * * *         * * *         * * *       $* * *    * * *   $* * *    * * *   $* * *    * * *
      * * *         * * *         * * *       $* * *    * * *   $* * *    * * *   $* * *    * * *
      * * *         * * *         * * *       $* * *   $* * *   $* * *   $* * *   $* * *   $* * *
      * * *         * * *         * * *       $* * *   $* * *   $* * *   $* * *   $* * *   $* * *
      * * *         * * *         * * *       $* * *   $* * *   $* * *   $* * *   $* * *   $* * *
      * * *         * * *         * * *       $* * *   $* * *   $* * *   $* * *   $* * *   $* * *

*    T = * * * Fees

**   * * *

CONFIDENTIAL TREATMENT REQUESTED


7/01/05                             Page 6

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                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

2.0  FORECASTING

     2.1 * * * FORECAST

     Cingular will provide Synchronoss with a * * * forecast on or about * * *. The forecast will provide Synchronoss with * * *. If the forecast is not received * * *Synchronoss Technologies (STI) will invoke the prior * * *forecast.

     * * *

     2.2 * * * FORECAST

     Cingular will provide Synchronoss with * * *. If the forecast is not received * * * Synchronoss Technologies (STI) will invoke the prior * * * forecast for * * *.

CONFIDENTIAL TREATMENT REQUESTED


7/01/05                             Page 7

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

3.0  PRICING ASSUMPTIONS

     1. STI and Cingular will meet once every 3-6 months to review and adjust the * * * prices where appropriate.

     2. Synchronoss and Cingular agree to review and adjust where appropriate the * * * fees * * * after * * * is implemented for this * * *. Cingular will determine, at its option, when this review will take place. Any adjustment to * * *will be mutually agreed to by both parties and the pricing table amended as soon as possible.

     3. Within * * * after signature of the SOW, STI agrees to meet and reassess * * *. Any adjustments would be mutually agreed to by both parties

     4. In the event that the time studies reveal a material change in costs, greater than * * * %, both parties agree to review in detail the core reason for the change. In the event that a change is attributed to performance, then both parties will mutually agree if a change is warranted.

     5.   The service fee in this appendix is for * * *.

     6.   Service levels apply only to * * *. * * *

     7. STI anticipates * * *. These * * * could be priced at a different rate. The rate for * * * would be determined by * * *. * * *

     8. New * * * not identified in Section 3.0 of this SOW would be handled through a written change request. New * * * will require * * *. * * * STI anticipates * * *. * * *

     9. Any modifications requested by Cingular that impact * * * may require pricing adjustments.

CONFIDENTIAL TREATMENT REQUESTED


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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

OPERATIONS MANAGEMENT TEAM

     As part of this SOW, STI will provide Cingular with Operations Management support. The dedicated team will provide Cingular with the following services:

     PROGRAM MANAGEMENT:

     Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality.
     * * *

     OPERATIONS MANAGEMENT:

     Responsibilities include credit, activation, and order fulfillment, * * * management, service level monitoring and reporting, staffing, * * *, training, and * * *.

     For planning purposes STI assumes a minimum number of resources will be required for a period of * * *. At the end of * * * Cingular may adjust the number of FTEs on a * * * basis. Adjustments to the resources must be communicated in writing * * * before the start of the next * * *. Table 6 reflects the schedule and fee for the Operations Management Team.

     TABLE 6: OPERATIONS MANAGEMENT TEAM SCHEDULE AND COST

MONTHS/QTR    FTES   PRICE PER FTE    TOTAL
----------   -----   -------------   ------
* * *        * * *       $* * *      $* * *
* * *        * * *        * * *       * * *

CONFIDENTIAL TREATMENT REQUESTED


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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

4.0  TRAVEL AND LIVING EXPENSES

     Travel and living expenses (e.g.: airfare, hotel, car, meal, phone) associated with program activities will be pre-approved per Cingular travel policy and billed back to Cingular * * *.

CONFIDENTIAL TREATMENT REQUESTED


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

                                       750 Route 202 South Bridgewater, NJ 08807
(SYNCHRONOSS TECHNOLOGIES INC. LOGO)   www.synchronoss.com

(CINGULAR RAISING THE BAR(SM) LOGO)

CINGULAR ONLINE
Cingular Online
Addendum B - SLA and Remedies
September 1, 2005
Final

CONFIDENTIAL TREATMENT REQUESTED

7/01/05                                   (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

                                TABLE OF CONTENTS

1.0 SERVICE LEVEL REQUIREMENTS AND REMEDIES................................    3
   1.1   * * *  SERVICE LEVEL REQUIREMENTS:................................    3
   1.2   * * *  SERVICE LEVEL REQUIREMENTS:................................    4
   1.3   * * *  SERVICE LEVELS REQUIREMENTS................................    7
2.0 * * *  SERVICE LEVELS AND REMEDIES.....................................    8
   2.1   * * *  AVAILABILITY...............................................    8
   2.2   Description for * * *.............................................   10
3.0 ASSUMPTIONS............................................................   11
   3.1   METHODS AND PROCEDURES (M&P)......................................   11
   3.2   SECURITY..........................................................   11
   3.3   REMEDIES..........................................................   11

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.0  SERVICE LEVEL REQUIREMENTS AND REMEDIES

     1.1  * * * SERVICE LEVEL REQUIREMENTS:

          1.   * * * % of all * * * in * * * period will be * * *.

          2. STI will not be responsible for failures to meet the Service Level Requirement for those * * *.

          3.   If any * * * is greater than * * * % of the * * *, then STI will
               * * *.

          4. Special events will be reviewed on an individual basis. Cingular and STI agree to meet and review special event requirements on as needed basis. STI will apply best efforts to fulfill special event request.

          In the event the Service Level Requirement is not met in a given * * *, STI will provide to Cingular the discount set forth on Table 1 each
          * * *.

          If the Service Level Requirement exceeded in a given * * *, STI will invoice Cingular the * * *.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

     TABLE 1: * * * SERVICE LEVELS AND REMEDIES

SLA ID**   * * * SLA INDEX   *$-DISCOUNT (CREDIT) PER * * *
--------   ---------------   ------------------------------
* * *           * * *               * * * % of * * *
* * *           * * *               * * * % of * * *
* * *           * * *               * * * % of * * *
* * *           * * *                    * * *
* * *           * * *               * * * % of * * *
* * *           * * *               * * * % of * * *
* * *           * * *               * * * % of * * *
* * *           * * *                 * * * % of v
* * *           * * *               * * * % of * * *

* Remedies will be applied * * * and apply to the total * * * amount from tables 3 and 4 of Addendum A.

** * * * SLA

*** - * * *

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

     1.2 * * * Service Level Requirements:

          1.   * * * % of * * * by STI in * * * will be * * * . * * *

          2. STI will not be responsible for failure to * * * reasons outside of STI's control; including and without limitation * * *.

          3.   * * *

          4. The * * * process will be * * * by * * *, when available, that will * * *.

          5.   * * * that are not * * * will not be * * *.

     In the event the Service Level Requirement is not met in a given * * *, STI will provide to Cingular * * *.

     If the Service Level Requirement is exceeded by STI in a given * * *, STI will * * * Cingular * * *.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

TABLE 2: * * * SERVICE LEVELS AND REMEDIES

SLA ID**   ** * * SLA INDEX   *$-DISCOUNT (CREDIT) PER * * *
--------   ----------------   ------------------------------
  * * *          * * *               * * * % of * * *
  * * *          * * *               * * * % of * * *
  * * *          * * *               * * * % of * * *
  * * *          * * *                     * * *
  * * *          * * *               * * * % of * * *
  * * *          * * *               * * * % of * * *
  * * *          * * *               * * * % of * * *
  * * *          * * *               * * * % of * * *

*    Remedies will be applied * * * and apply to * * *.

**   * * * Service Level

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

1.3  * * * SERVICE LEVELS REQUIREMENTS

1. STI will not be responsible for failures to meet the Service Level Requirement for any * * *. * * *

2.   * * * * * *

TABLE 3: * * * SERVICE LEVELS

SLA ID*   SERVICE LEVEL CATEGORY   SERVICE LEVEL
-------   ----------------------   -------------
 * * *             * * *               * * *
 * * *             * * *               * * *
 * * *             * * *               * * *

*    IC = * * * Service Level

STI and Cingular will meet no less than once every 3 to 6 months to review and modify the * * *, SLA and remedies where appropriate.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

2.0  * * * SERVICE LEVELS AND REMEDIES

          2.1  * * * AVAILABILITY

          SYSTEM AVAILABILITY:
          The * * * is available * * * excluding * * *.

          * * * SERVICE LEVELS:

      * * *

          SERVICE LEVEL MEASUREMENT PROCESS:
          * * *

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

TABLE 4: * * * GUIDELINES

Platform   * * * Criteria
--------   --------------
  * * *         * * *
  * * *         * * *
  * * *         * * *
  * * *         * * *
  * * *         * * *

***  ELIGIBLE FOR REMEDIES:

* * *

* * *

TABLE 5: * * * SERVICE LEVELS AND REMEDIES

Service Level - * * *   %-Discount (Credit) off * * * Fee*
---------------------   ----------------------------------
        * * *                    * * * % DISCOUNT
        * * *                    * * * % DISCOUNT
        * * *                    * * * % DISCOUNT
        * * *                    * * * % DISCOUNT

*    Discounts will be applied * * *

*    SLA's and remedies do not apply when STI, * * *.

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

TABLE 6: * * * CALCULATION

* * *   * * *
-----   -----
* * *   * * *
* * *   * * *
* * *   * * *
* * *   * * *
* * *   * * *
* * *   * * *
* * *   * * *
* * *   * * *
* * *   * * *

TABLE 7: * * * SERVICE LEVELS AND REMEDIES

SERVICE LEVEL - * * *   REMEDY
---------------------   ------
* * *                    * * *
* * *                    * * *

* Credits accrued by STI as a result of * * * outages can be applied to remedies/penalties incurred by STI.

     * * *

     2.2 Description for * * *

* * *

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

3.0  ASSUMPTIONS

     3.1  METHODS AND PROCEDURES (M&P)

     * * *
     3.2  SECURITY

     * * *
     3.3  REMEDIES

     * * *

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


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

(SYNCHRONOSS TECHNOLOGIES INC. LOGO)

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


                                     Page 2

                                          (C) 2005 Synchronoss Technologies Inc.
                        Synchronoss Technologies, Inc Confidential & Proprietary